UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

February 17, 2026

Date of Report (date of earliest event reported)

GENUINE PARTS COMPANY

(Exact name of registrant as specified in its charter)

GA	001-05690	58-0254510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2999 WILDWOOD PARKWAY,
ATLANTA, GA		30339
(Address of principal executive offices)		(Zip Code)

(678) 934-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	GPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 17, 2026, Genuine Parts Company (the “Company”) issued a press release announcing its results of operations for the fourth quarter and full year ended December 31, 2025. A copy of the press release announcing the results of operations is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Dividend Increase and Declaration

On February 17, 2026, the Board of Directors of the Company announced a 3.2% increase to its regular quarterly cash dividend for fiscal year 2026 and declared a regular quarterly cash dividend of one dollar and six and one quarter cents ($1.0625) per share on the Company’s common stock. The quarterly cash dividend for the fiscal quarter ended March 31, 2026 is payable on April 2, 2026 to shareholders of record on March 6, 2026. A copy of the press release announcing the dividend increase and declaration is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Separation Announcement

On February 17, 2026, the Company issued a press release announcing its intent to separate into two independent, publicly traded companies, one comprising its Automotive Parts Group and the other comprising its Industrial Parts Group. A copy of the press release announcing the intended separation is filed with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 17, 2026

99.2	Press Release, dated February 17, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

Date: February 17, 2026	By:	/s/ Bert Nappier
	Name:	Bert Nappier
	Title:	Executive Vice President and CFO